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                                                                  EXHIBIT 4.3(g)


                               EOG RESOURCES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 26875P 40 8
          IN NEW YORK


        FIXED RATE CUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES B


THIS CERTIFIES THAT







Is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF FIXED RATE CUMULATIVE PERPETUAL
               SENIOR PREFERRED STOCK, SERIES B, PAR VALUE $.01,
                 $1,000.00 LIQUIDATION PREFERENCE PER SHARE, OF

EOG Resources, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.
Dated:                              Countersigned and Registered:

                                    BANK OF NEW YORK

      President                                               Transfer Agent and
                                                              Registrar

                                    By
      Secretary                              Authorized
                                             Signature
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                  N O T I C E :  THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND
                  TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A
                  SIGNATURE GUARANTEE MEDALLION PROGRAM.

         EOG RESOURCES, INC. (THE "CORPORATION") WILL FURNISH TO THE HOLDER OF THIS SECURITY, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -......Custodian......
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right       Under Uniform Gifts to Minors Act
          of survivorship and not as                       (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

  For Value Received, ___________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
   ______________________________________

   ______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________